EXHIBIT 23.7

                         Consent of Reid and Reige, P.C.


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                                 March 26, 1996

                         Consent of Reid and Riege, P.C

     We hereby consent to the reference to this firm under the caption "Legal Matters" and "Federal Income Tax Consequences" in the Registration Statement on Form S-4.

                                                  /s/ Reid and Riege, P.C.
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                                                  REID AND RIEGE, P.C.